Exhibit 21.1

SUBSIDIARIES OF EZCORP, INC.
Entity	Jurisdiction of Organization

Artiste Holding Limited	United Kingdom
Cash-N-Pawn International, Ltd.	Minnesota
Cash-N-Pawn of Minnesota, Ltd.	Minnesota
CCV Americas, LLC	Delaware
CCV Latin America Coöperatief, U.A.	Netherlands
CCV Pennsylvania, Inc.	Delaware
CCV Virginia, Inc.	Delaware
Change Capital International Holdings, B.V.	Netherlands
Change Capital Investments, LLC	Delaware
Change Capital Mexico Holdings, S.A. de C.V.	Mexico
Change Capital Ventures, LLC	Delaware
Change Capital, Inc.	Delaware
C-N-P Northwest, Ltd.	Minnesota
De Morgan Services Limited	United Kingdom
ECS Online, Inc.	Nevada
EZ ONLINE Alabama, LLC	Delaware
EZ ONLINE California, LLC	Delaware
EZ ONLINE Delaware, LLC	Delaware
EZ ONLINE Florida, LLC	Delaware
EZ ONLINE Hawaii, LLC	Delaware
EZ ONLINE Idaho, LLC	Delaware
EZ ONLINE Illinois, LLC	Delaware
EZ ONLINE Kansas, LLC	Delaware
EZ ONLINE Louisiana, LLC	Delaware
EZ ONLINE Michigan, LLC	Delaware
EZ ONLINE Mississippi, LLC	Delaware
EZ ONLINE Missouri, LLC	Delaware
EZ ONLINE Nevada, LLC	Delaware
EZ ONLINE Ohio, LLC	Delaware
EZ ONLINE Oklahoma, LLC	Delaware
EZ ONLINE Rhode Island, LLC	Delaware
EZ ONLINE South Dakota, LLC	Delaware
EZ ONLINE Tennessee, LLC	Delaware
EZ ONLINE Utah, LLC	Delaware
EZ ONLINE Wisconsin, LLC	Delaware
EZ Talent S. de R.L. de C.V.	Mexico
EZ Transfers S.A. de C.V.	Mexico
EZCORP Latin America Coöperatief, U.A.	Netherlands
EZCORP Global Holdings, C.V.	Netherlands
EZCORP Global, B.V.	Netherlands
EZCORP International Holdings, LLC	Delaware
EZCORP Latin America Services, S.A.	Panama

SUBSIDIARIES OF EZCORP, INC.
Entity	Jurisdiction of Organization
EZCORP International, Inc.	Delaware
EZCORP Online, Inc.	Delaware
EZCORP USA, Inc.	Delaware
EZMONEY Alabama, Inc.	Delaware
EZMONEY Canada Holdings, Inc.	British Columbia
EZMONEY Canada, Inc.	Delaware
EZMONEY Colorado, Inc.	Delaware
EZMONEY Hawaii, Inc.	Delaware
EZMONEY Holdings, Inc.	Delaware
EZMONEY Idaho, Inc.	Delaware
EZMONEY Kansas, Inc.	Delaware
EZMONEY Management, Inc.	Delaware
EZMONEY Missouri, Inc.	Delaware
EZMONEY Nova, Inc.	British Columbia
EZMONEY South Dakota, Inc.	Delaware
EZMONEY Tario, Inc.	British Columbia
EZMONEY Tennessee, Inc.	Delaware
EZMONEY Toba, Inc.	British Columbia
EZMONEY Utah, Inc.	Delaware
EZMONEY Wisconsin, Inc.	Delaware
EZParkway Services Limited	Ireland
EZParkway Trading Limited	Ireland
EZParkway Mexico Limited	Ireland
EZPAWN Alabama, Inc.	Delaware
EZPAWN Arizona, Inc.	Delaware
EZPAWN Arkansas, Inc.	Delaware
EZPAWN Colorado, Inc.	Delaware
EZPAWN Florida, Inc.	Delaware
EZPAWN Georgia, Inc.	Delaware
EZPAWN Holdings, Inc.	Delaware
EZPAWN Illinois, Inc.	Delaware
EZPAWN Indiana, Inc.	Delaware
EZPAWN Iowa, Inc.	Delaware
EZPAWN Louisiana, Inc.	Delaware
EZPAWN Management Mexico, S. de R.L. de C.V.	Mexico
EZPAWN Mexico Holdings, LLC.	Delaware
EZPAWN Mexico Ltd., LLC.	Delaware
EZPAWN Nevada, Inc.	Delaware
EZPAWN Oklahoma, Inc.	Delaware
EZPAWN Services Mexico, S. de R.L. de C.V.	Mexico
EZPAWN Tennessee, Inc.	Delaware
EZPAWN Utah, Inc.	Delaware
EZPAWN Wisconsin, Inc.	Delaware
Fondo ACH, S.A. de C.V. SOFOM, E.N.R.	Mexico
Mister Money Holdings, Inc.	Colorado

SUBSIDIARIES OF EZCORP, INC.
Entity	Jurisdiction of Organization
Parkway Insurance, Inc.	Utah
Pawn Management, Inc.	Texas
Payday Loan Management, Inc.	Delaware
Premier Management Company, Inc.	Delaware
Premier NY Operating Co, LLC	Delaware
Premier Pawn and Jewelry, LLC	Delaware
Prestaciones Finmart, S.A.P.I. de C.V. SOFOM, E.N.R.	Mexico
Red Dog Holdings, LLC	Minnesota
Renueva Comercial, S.A.P.I. de C.V.	Mexico
Texas EZMONEY, L.P.	Texas
Texas EZPAWN Management, Inc.	Delaware
Texas EZPAWN, L.P.	Texas
Texas PRA Management, L.P.	Texas
Twyford Developments Limited	United Kingdom
USA Pawn & Jewelry CO, LLC	Nevada
USA Pawn & Jewelry CO II, LLC	Nevada
USA Pawn & Jewelry CO III, LLC	Nevada
USA Pawn & Jewelry CO IV, LLC	Nevada
USA Pawn & Jewelry CO V, LLC	Nevada
USA Pawn & Jewelry CO VI, LLC	Nevada
USA Pawn & Jewelry CO VII, LLC	Nevada
USA Pawn & Jewelry CO VIII, LLC	Nevada
USA Pawn & Jewelry CO X, LLC	Nevada
USA Pawn & Jewelry CO XII, LLC	Nevada
USA Pawn & Jewelry CO XIII, LLC	Nevada
Value Financial Services, Inc.	Florida
Yellow Dog Holdings, LLC	Minnesota